BOFI HOLDING, INC. AND SUBSIDIARY CONSOLIDATED BALANCE SHEETS (Unaudited)

	At June 30,
(Dollars in thousands)	2013	2012
ASSETS
Cash and due from banks	$196,264	$20,638
Federal funds sold	5,430	14,788
Total cash and cash equivalents	201,694	35,426
Securities:
Trading	7,111	5,838
Available for sale	185,607	164,159
Held to maturity fair value $271,854 in June 2013 and $318,252 in June 2012	275,691	313,032
Stock of the Federal Home Loan Bank, at cost	27,750	20,680
Loans held for sale, carried at fair value	36,665	38,469
Loans held for sale, carried at lower of cost or fair value	40,326	40,712
Loans—net of allowance for loan losses of $14,182 as of June 2013 and $9,636 as of June 2012	2,256,918	1,720,563
Accrued interest receivable	9,763	7,872
Furniture, equipment and software—net	6,418	4,408
Deferred income tax	23,555	15,095
Cash surrender value of life insurance	5,445	5,266
Other real estate owned and reposessed vehicles	2,006	1,157
Other assets	11,822	14,168
TOTAL ASSETS	$3,090,771	$2,386,845

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$81,524	$12,439
Interest bearing	2,010,475	1,602,649
Total deposits	2,091,999	1,615,088
Securities sold under agreements to repurchase	110,000	120,000
Advances from the Federal Home Loan Bank	590,417	422,000
Subordinated debentures	5,155	5,155
Accrued interest payable	1,674	1,802
Accounts payable and accrued liabilities	23,264	16,180
Total liabilities	2,822,509	2,180,225
STOCKHOLDERS’ EQUITY:
Preferred stock—1,000,000 shares authorized;
Series A— $10,000 stated value and liquidation preference per share; 515 shares issued and shares outstanding as of June 2013 and June 2012	5,063	5,063
Series B—$1,000 stated value and liquidation preference per share; 22,000 shares authorized; 20,132 shares issued and outstanding as of June 2012	—	19,439
Common stock—$0.01 par value; 25,000,000 shares authorized; 14,638,229 shares issued and 13,733,325 shares outstanding as of June 2013; 12,321,578 shares issued and 11,512,536 shares outstanding as of June 2012	146	123
Additional paid-in capital	156,297	105,683
Accumulated other comprehensive gain (loss) — net of tax	(10,800)	(5,435)
Retained earnings	127,813	88,357
Treasury stock, at cost; 904,904 shares as of June 2013 and 809,042 shares as of June 2012	(10,257)	(6,610)
Total stockholders’ equity	268,262	206,620
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,090,771	$2,386,845

BOFI HOLDING, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Year Ended June 30,
(Dollars in thousands, except earnings per share)	2013	2012		2011
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$113,503	$89,308		$60,508
Investments	22,151	26,425		32,427
Total interest and dividend income	135,654	115,733		92,935
INTEREST EXPENSE:
Deposits	22,868	24,889		22,276
Advances from the Federal Home Loan Bank	5,939	5,955		6,263
Other borrowings	5,219	5,701		5,883
Total interest expense	34,026	36,545		34,422
Net interest income	101,628	79,188		58,513
Provision for loan losses	7,550	8,063		5,800
Net interest income, after provision for loan losses	94,078	71,125		52,713
NON-INTEREST INCOME:
Realized gain (loss) on sale of mortgage-backed securities	212	—		2,420
Other-than-temporary loss on securities:
Total impairment losses	(8,080)	(3,583)		(5,942)
Loss recognized in other comprehensive loss	4,579	780		4,401
Net impairment loss recognized in earnings	(3,501)	(2,803)		(1,541)
Fair value gain (loss) on trading securities	1,274	785		651
Total unrealized loss on securities	(2,227)	(2,018)		(890)
Prepayment penalty fee income	1,742	863		1,073
Gain on sale - other	1,130	—		—
Mortgage banking income	22,953	16,708		4,731
Banking service fees and other income	3,900	817		659
Total non-interest income	27,710	16,370		7,993
NON-INTEREST EXPENSE:
Salaries, employee benefits and stock-based compensation	28,874	20,339		14,524
Professional services	3,531	2,213		2,108
Occupancy and equipment	2,086	1,133		834
Data processing and internet	2,773	2,251		983
Advertising and promotional	4,084	2,703		1,025
Depreciation and amortization	1,904	1,316		618
Real estate owned and repossessed vehicles	505	2,382		1,554
FDIC and regulatory fees	2,125	1,527		2,017
Other general and administrative	7,705	4,094		2,871
Total non-interest expense	53,587	37,958		26,534
INCOME BEFORE INCOME TAXES	68,201	49,537		34,172
INCOME TAXES	27,910	20,061		13,593
NET INCOME	$40,291	$29,476		$20,579
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$39,456	$28,205		$20,270
COMPREHENSIVE INCOME	$34,926	$25,012	15,565.00	$15,565
Basic earnings per share	$3.00	$2.45		$1.88
Diluted earnings per share	$2.89	$2.33		$1.87

BOFI HOLDING, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	For the Quarters Ended June 30,
(Dollars in thousands, except earnings per share)	2013	2012
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$30,905	$23,805
Investments	5,558	6,199
Total interest and dividend income	36,463	30,004
INTEREST EXPENSE:
Deposits	5,833	5,612
Advances from the Federal Home Loan Bank	1,366	1,449
Other borrowings	1,259	1,353
Total interest expense	8,458	8,414
Net interest income	28,005	21,590
Provision for loan losses	1,500	2,100
Net interest income, after provision for loan losses	26,505	19,490
NON-INTEREST INCOME:
Realized gain (loss) on sale of mortgage-backed securities	(208)	—
Other-than-temporary loss on securities:
Total impairment losses	(3,410)	(744)
Loss recognized in other comprehensive loss	2,139	464
Net impairment loss recognized in earnings	(1,271)	(280)
Fair value gain (loss) on trading securities	(82)	(145)
Total unrealized loss on securities	(1,353)	(425)
Prepayment penalty fee income	557	548
Gain on sale - other	853	—
Mortgage banking income	5,823	4,493
Banking service fees and other income	2,194	342
Total non-interest income	7,866	4,958
NON-INTEREST EXPENSE:
Salaries, employee benefits and stock-based compensation	8,043	5,387
Professional services	1,027	671
Occupancy and equipment	553	277
Data processing and internet	831	602
Advertising and promotional	1,154	851
Depreciation and amortization	625	339
Real estate owned and repossessed vehicles	158	379
FDIC and regulatory fees	623	439
Other general and administrative	2,339	1,067
Total non-interest expense	15,353	10,012
INCOME BEFORE INCOME TAXES	19,018	14,436
INCOME TAXES	7,886	5,871
NET INCOME	$11,132	$8,565
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$11,055	$8,187
COMPREHENSIVE INCOME	$7,834	$3,826
Basic earnings per share	$0.79	$0.69
Diluted earnings per share	$0.78	$0.64

BOFI HOLDING, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)

	Year Ended June 30,
(Dollars in thousands)	2013	2012	2011
NET INCOME	$40,291	$29,476	$20,579
Change in unrealized loss on securities:
Net unrealized holding gains (losses) arising during the period	(8,943)	(7,412)	(8,326)
Income tax expense (benefit) related to items of other comprehensive income	(3,578)	(2,948)	(3,312)
Total other comprehensive income (loss), net of tax	(5,365)	(4,464)	(5,014)
Comprehensive income	$34,926	$25,012	$15,565

BOFI HOLDING, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (Unaudited)

	Convertible Preferred Stock		Common Stock				Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss), Net of Income Tax	Treasury Stock	Total
			Number of Shares
(Dollars in thousands)	Shares	Amount	Issued	Treasury	Outstanding	Amount
Balance as of June 30, 2010	515	$5,063	10,827,673	(642,698)	10,184,975	$108	$84,605	$39,882	$4,043	$(3,893)	$129,808
Net income	—	—	—	—	—	—	—	20,579	—	—	20,579
Net unrealized loss from investment securities—net of income tax expense	—	—	—	—	—	—	—	—	(5,014)	—	(5,014)
Cash dividends on preferred stock	—	—	—	—	—	—	—	(309)	—	—	(309)
Stock-based compensation expense	—	—	—	—	—	—	2,153	—	—	—	2,153
Restricted stock grants	—	—	195,909	(72,933)	122,976	3	314	—	—	(1,040)	(723)
Stock option exercises and tax benefits of equity compensation	—	—	128,381	—	128,381	1	1,271	—	—	—	1,272
Balance as of June 30, 2011	515	$5,063	11,151,963	(715,631)	10,436,332	$112	$88,343	$60,152	$(971)	$(4,933)	$147,766
Net income	—	—	—	—	—	—	—	29,476	—	—	29,476
Net unrealized loss from investment securities—net of income tax expense	—	—	—	—	—	—	—	—	(4,464)	—	(4,464)
Cash dividends on preferred stock	—	—	—	—	—	—	—	(1,271)	—	—	(1,271)
Issuance of convertible preferred stock	20,182	19,487	—	—	—	—	—	—	—	—	19,487
Issuance of common stock	—	—	862,500	—	862,500	9	13,335	—	—	—	13,344
Convert preferred stock to common stock	(50)	(48)	3,096	—	3,096	1	47	—	—	—	—
Stock-based compensation expense	—	—	—	—	—	—	2,493	—	—	—	2,493
Restricted stock grants	—	—	229,497	(93,411)	136,086	1	659	—	—	(1,677)	(1,017)
Stock option exercises and tax benefits of equity compensation	—	—	74,522	—	74,522	—	806	—	—	—	806
Balance as of June 30, 2012	20,647	$24,502	12,321,578	(809,042)	11,512,536	$123	$105,683	$88,357	$(5,435)	$(6,610)	$206,620
Net income	—	—	—	—	—	—	—	40,291	—	—	40,291
Net unrealized loss from investment securities—net of income tax expense	—	—	—	—	—	—	—	—	(5,365)	—	(5,365)
Cash dividends on preferred stock	—	—	—	—	—	—	—	(835)	—	—	(835)
Issuance of convertible preferred stock	1,857	18,544	—	—	—	—	—	—	—	—	18,544
Issuance of common stock	—	—	200,000	—	200,000	2	6,763	—	—	—	6,765
Convert preferred stock to common stock	(21,989)	(37,983)	1,855,411	—	1,855,411	18	37,965	—	—	—	—
Stock-based compensation expense	—	—	—	—	—	—	3,297	—	—	—	3,297
Restricted stock grants	—	—	234,105	(95,862)	138,243	3	2,173	—	—	(3,647)	(1,471)
Stock option exercises and tax benefits of equity compensation	—	—	27,135	—	27,135	—	416	—	—	—	416
Balance as of June 30, 2013	515	$5,063	14,638,229	(904,904)	13,733,325	$146	$156,297	$127,813	$(10,800)	$(10,257)	$268,262

BOFI HOLDING, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

	Year Ended June 30,
(Dollars in thousands)	2013	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$40,291	$29,476	$20,579
Adjustments to reconcile net income to net cash used in operating activities:
Accretion of discounts on securities	(7,687)	(11,177)	(16,663)
Net accretion of discounts on loans	(3,443)	(1,950)	(3,861)
Stock-based compensation expense	3,297	2,493	2,153
Valuation of financial instruments carried at fair value	(1,273)	(785)	(651)
Net gain on sale of investment securities	(212)	—	(2,420)
Impairment charge on securities	3,501	2,803	1,541
Provision for loan losses	7,550	8,063	5,800
Deferred income taxes	(4,882)	(2,328)	(226)
Origination of loans held for sale	(1,085,941)	(664,622)	(216,868)
Unrealized gain on loans held for sale	284	(549)	(350)
Gain on sales of loans held for sale	(24,367)	(16,159)	(4,953)
Proceeds from sale of loans held for sale	1,081,954	590,066	214,261
(Gain) Loss on sale of other real estate and foreclosed assets	(372)	1,878	2,116
Depreciation and amortization of furniture, equipment and software	1,904	1,316	618
Net changes in assets and liabilities which provide (use) cash:
Accrued interest receivable	(1,891)	(1,295)	(1,537)
Other assets	3,466	(163)	1,213
Accrued interest payable	(128)	(435)	258
Accounts payable and accrued liabilities	3,699	7,097	3,105
Net cash provided by (used) in operating activities	15,750	(56,271)	4,115
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of investment securities	(79,533)	(78,367)	(284,034)
Proceeds from sales of available-for-sale mortgage-backed securities	2,775	—	16,523
Proceeds from repayment of securities	88,106	118,409	323,636
Purchase of stock of the Federal Home Loan Bank	(14,868)	(8,437)	(66)
Proceeds from redemption of stock of Federal Home Loan Bank	7,798	3,220	2,751
Origination of loans held for investment	(953,012)	(732,820)	(608,901)
Proceeds from sale of loans held for investment	—	83,985	—
Origination of mortgage warehouse loans, net	(101,612)	(6)	—
Proceeds from sales of other real estate owned and repossessed assets	3,151	8,401	3,484
Purchases of loans, net of discounts and premiums	(1,541)	—	(124,784)
Principal repayments on loans	541,076	278,240	163,348
Purchases of furniture, equipment and software	$(3,914)	$(2,571)	$(3,150)
Net cash used in investing activities	(511,574)	(329,946)	(511,193)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in deposits	476,911	274,763	372,145
Proceeds from the Federal Home Loan Bank advances	327,417	225,000	332,000
Repayment of the Federal Home Loan Bank advances	(159,000)	(108,000)	(210,000)
Proceeds from other borrowings and securities sold under agreements to repurchase	—	—	2,500
Repayments of other borrowings and securities sold under agreements to repurchase	(10,000)	(12,500)	—
Proceeds from exercise of common stock options	260	726	922
Proceeds from issuance of common stock	6,765	13,344	4
Proceeds from issuance of preferred stock	18,544	19,487	—
Tax benefit from exercise of common stock options and vesting of restricted stock grants	2,332	740	663
Cash dividends on preferred stock	(1,137)	(969)	(309)
Net cash provided by financing activities	662,092	412,591	497,925
NET CHANGE IN CASH AND CASH EQUIVALENTS	166,268	26,374	(9,153)
CASH AND CASH EQUIVALENTS—Beginning of year	35,426	9,052	18,205
CASH AND CASH EQUIVALENTS—End of year	$201,694	$35,426	$9,052
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid on deposits and borrowed funds	$34,154	$36,980	$34,164
Income taxes paid	$35,830	$15,255	$13,697
Transfers to other real estate and repossessed vehicles	$4,466	$1,817	$11,746
Transfers from loans held for investment to loans held for sale	$4,654	$81,029	$6,911
Transfers from loans held for sale to loans held for investment	$40,779	$29,786	$—
Preferred stock dividends declared but not paid	$—	$302	$—
Transfer from preferred stock to common stock	$18	$—	$—
Transfer from preferred stock to additional paid-in capital	$37,965	$—	$—

LOANS
The following table sets forth the composition of the loan portfolio as of the dates indicated:

(Unaudited) (Dollars in thousands)	June 30, 2013	June 30, 2012
Single family real estate secured:
Mortgage	$1,070,668	$808,710
Home equity	22,537	29,167
Warehouse and other	204,878	61,106
Multifamily real estate secured	768,023	687,661
Commercial real estate secured	29,000	35,174
Auto and RV secured	18,530	24,324
Factoring	108,144	48,549
Commercial & Industrial	78,721	45,723
Other	419	85
Total	2,300,920	1,740,499
Allowance for loan losses	(14,182)	(9,636)
Unaccreted discounts and loan fees	(29,820)	(10,300)
Net loans	$2,256,918	$1,720,563

SECURITIES
The amortized cost, carrying amount and fair value for the major categories of securities trading, available for sale, and held to maturity at June 30, 2013 and June 30, 2012 were:

	June 30, 2013
(Unaudited)	Trading	Available for sale				Held to maturity
(Dollars in thousands)	Fair Value	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Carrying Amount	Unrecognized Gains	Unrecognized Losses	Fair Value
Mortgage-backed securities (RMBS):
U.S agencies[1]	$—	$70,517	$1,143	$(1,778)	$69,882	$54,825	$2,386	$—	$57,211
Non-agency[2]	—	45,271	4,221	(208)	49,284	184,742	5,758	(15,986)	174,514
Total mortgage-backed securities	—	115,788	5,364	(1,986)	119,166	239,567	8,144	(15,986)	231,725
Other debt securities:
U.S. agencies[1]	—	25,049	14	—	25,063	—	—	—	—
Municipal	—	11,062	41	—	11,103	36,124	4,005	—	40,129
Non-agency	7,111	29,646	630	(1)	30,275	—	—	—	—
Total other debt securities	7,111	65,757	685	(1)	66,441	36,124	4,005	—	40,129
Total debt securities	$7,111	$181,545	$6,049	$(1,987)	$185,607	$275,691	$12,149	$(15,986)	$271,854

	June 30, 2012
(Unaudited)	Trading	Available for sale				Held to maturity
(Dollars in thousands)	Fair Value	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Carrying Amount	Unrecognized Gains	Unrecognized Losses	Fair Value
Mortgage-backed securities (RMBS):
U.S agencies[1]	$—	$56,456	$1,852	$(264)	$58,044	$67,037	$3,576	$—	$70,613
Non-agency[2]	—	75,755	7,671	(299)	83,127	209,804	12,469	(13,643)	208,630
Total mortgage-backed securities	—	132,211	9,523	(563)	141,171	276,841	16,045	(13,643)	279,243
Other debt securities:
U.S. agencies[1]	—	10,033	4	—	10,037	—	—	—	—
Municipal	—	5,749	—	(249)	5,500	36,191	2,818	—	39,009
Non-agency	5,838	7,444	7	—	7,451	—	—	—	—
Total other debt securities	5,838	23,226	11	(249)	22,988	36,191	2,818	—	39,009
Total debt securities	$5,838	$155,437	$9,534	$(812)	$164,159	$313,032	$18,863	$(13,643)	$318,252
1 U.S. government-backed or government sponsored enterprises including Fannie Mae, Freddie Mac and Ginnie Mae.
2 Private sponsors of securities collateralized primarily by pools of 1-4 family residential first mortgages . Primarily supersenior securities secured by prime, Alt-A or pay-option ARM mortgages.

DEPOSITS
The following table sets for the composition of the deposit portfolio as of the dates indicated:

(Unaudited)	June 30, 2013		June 30, 2012
(Dollars in thousands)	Amount	Rate*	Amount	Rate*
Non-interest bearing	81,524	—%	$12,439	—%
Interest bearing:
Demand	311,539	0.50%	94,888	0.52%
Savings	641,534	0.67%	583,955	0.72%
	953,073	0.61%	678,843	0.69%
Time deposits:
Under $100	183,754	1.36%	224,140	1.85%
$100 or more	873,648	1.52%	699,666	1.75%
Total time deposits	1,057,402	1.50%	923,806	1.78%
Total interest bearing	2,010,475	1.08%	$1,602,649	1.32%
Total deposits	2,091,999	1.04%	1,615,088	1.31%
* Based on weighted-average stated interest rates at end of period.

The number of deposit accounts at the end of each of the last five fiscal years is set forth below:

	At June 30,
(Unaudited)	2013	2012	2011	2010	2009

Checking and savings accounts	23,567	19,931	16,105	17,192	10,685
Time deposits	11,103	12,341	16,793	10,554	12,757
Total number of deposit accounts	34,670	32,272	32,898	27,746	23,442

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
The following tables set forth, for the periods indicated, information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the Fiscal Years Ended June 30,
	2013			2012			2011
(Unaudited)(Dollars in thousands)	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid
Assets:
Loans[2,3]	$2,157,974	$113,503	5.26%	$1,607,523	$89,308	5.56%	$1,013,645	$60,508	5.97%
Federal funds sold	17,017	30	0.18%	12,297	10	0.08%	8,407	11	0.13%
Interest-earning deposits in other financial institutions	23,632	47	0.20%	295	—	—%	384	—	—%
Mortgage-backed and other investment securities[4]	462,946	21,588	4.66%	506,223	26,353	5.21%	556,518	32,353	5.81%
Stock of the FHLB, at cost	22,594	486	2.15%	16,683	62	0.37%	16,845	63	0.37%
Total interest-earning assets	2,684,163	135,654	5.05%	2,143,021	115,733	5.40%	1,595,799	92,935	5.82%
Non-interest-earning assets	70,896			46,464			38,741
Total assets	$2,755,059			$2,189,485			$1,634,540
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$826,797	$6,399	0.77%	$504,835	$4,388	0.87%	$344,964	$3,015	0.87%
Time deposits	1,065,669	16,469	1.55%	1,003,728	20,501	2.04%	776,638	19,261	2.48%
Securities sold under agreements to repurchase	114,247	5,068	4.44%	125,820	5,552	4.41%	130,000	5,736	4.41%
Advances from the FHLB	436,383	5,939	1.36%	333,866	5,955	1.78%	226,005	6,263	2.77%
Other borrowings	5,155	151	2.93%	5,155	149	2.89%	5,167	147	2.84%
Total interest-bearing liabilities	2,448,251	34,026	1.39%	1,973,404	36,545	1.85%	1,482,774	34,422	2.32%
Non-interest-bearing demand deposits	45,299			13,796			5,813
Other non-interest-bearing liabilities	18,681			16,152			7,230
Stockholders’ equity	242,828			186,133			138,723
Total liabilities and stockholders’ equity	$2,755,059			$2,189,485			$1,634,540
Net interest income		$101,628			$79,188			$58,513
Interest rate spread[5]			3.66%			3.55%			3.50%
Net interest margin[6]			3.79%			3.70%			3.67%
1 Average balances are obtained from daily data.
2 Loans include loans held for sale, loan premiums and unearned fees.
3 Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. Also includes $32.8 million of Community Reinvestment Act loans which are taxed at a reduced rate.
4 Includes $5.5 million of municipal securities which are taxed at a reduced rate.
5 Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
6 Net interest margin represents net interest income as a percentage of average interest-earning assets.

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
The following table presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the three months ended June 30,
	2013			2012
(Unaudited) (Dollars in thousands)	Average Balance[2]	Interest Income / Expense[1]	Average Yields Earned / Rates Paid	Average Balance[2]	Interest Income / Expense[1]	Average Yields Earned / Rates Paid
Assets:
Loans[3,4]	$2,319,512	$30,905	5.33%	$1,742,445	$23,805	5.46%
Federal funds sold	61	1	6.56%	9,381	1	0.04%
Interest-earning deposits in other financial institutions	82,348	47	0.23%	388	—	—%
Mortgage-backed and other investment securities[5]	456,673	5,293	4.64%	499,698	6,177	4.94%
Stock of the FHLB, at cost	24,073	217	3.61%	18,786	21	0.45%
Total interest-earning assets	2,882,667	36,463	5.06%	2,270,698	30,004	5.29%
Non-interest-earning assets	79,611			49,125
Total assets	$2,962,278			$2,319,823
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$904,197	$1,569	0.69%	$633,244	$1,191	0.75%
Time deposits	1,120,986	4,264	1.52%	937,971	4,421	1.89%
Securities sold under agreements to repurchase	110,017	1,223	4.45%	120,045	1,315	4.38%
Advances from the FHLB	458,481	1,366	1.19%	384,605	1,449	1.51%
Other borrowings	5,155	36	2.79%	5,155	38	2.95%
Total interest-bearing liabilities	2,598,836	8,458	1.30%	2,081,020	8,414	1.62%
Non-interest-bearing demand deposits	72,071			10,475
Other non-interest-bearing liabilities	20,904			19,539
Stockholders’ equity	270,467			208,789
Total liabilities and stockholders’ equity	$2,962,278			$2,319,823
Net interest income		$28,005			$21,590
Interest rate spread[6]			3.76%			3.67%
Net interest margin[7]			3.89%			3.80%
1 Annualized.
2 Average balances are obtained from daily data.
3 Loans include loans held for sale, loan premiums and unearned fees.
4 Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. Also, includes $32.8 million of Community Reinvestment Act loans which are taxed at a reduced rate.
5 Includes $5.5 million of municipal securities which are taxed at a reduced rate.
6 Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
7 Net interest margin represents net interest income as a percentage of average interest-earning assets.